Summary Prospectus	February 7, 2024
Direxion Shares ETF Trust
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares
Ticker: XXCH
Listed on: NYSE Arca

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.direxion.com/regulatory-documents. You can also get this information at no cost by calling (866) 476-7523 or by sending an email request to info@direxionshares.com. The Fund’s prospectus and statement of additional information, both dated January 22, 2024, as supplemented, are incorporated by reference into this Summary Prospectus.
Important Information Regarding the Fund
The Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI Emerging Markets ex China Index (the "Index"). The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.23%
Total Annual Fund Operating Expenses	1.20%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.18%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2025, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$120	$379
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected
Summary Prospectus

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index is designed to capture the large- and mid-capitalization securities across 23 of the 24 emerging markets (with the exception of China) as defined by MSCI Inc. (the “Index Provider”). The Index is market cap weighted and covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.
As of December 29, 2023, the Index had 675 constituents, which had an average float adjusted total market capitalization of $7.7 billion, total market capitalizations ranging from $511 million to $476 billion and were concentrated in the information technology and financial sectors. The Index is rebalanced semi-annually.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index, which, in combination, provide returns consistent with the Fund’s investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically leveraged investment results.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index. In all cases, the investments would be designed to help the Fund track the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings (i.e. investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily and becomes more pronounced as volatility and holding periods increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period of an investment in the Fund.
Summary Prospectus

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged or inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2023 was 17.37%. The Index’s highest volatility rate for any one calendar year during the five year period was 26.67% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2023 was 0.35%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an index decline of more than 50%. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently moves in the opposite direction and eliminates all or a portion of its earlier daily change. A total loss may occur in a single day even if the Index does not lose all of its value. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
Summary Prospectus

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it. Additionally, a swap on an ETF may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount and the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Additionally, any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Such costs may increase as interest rates rise.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. The Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains.
Intra-Day Investment Risk— The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective, be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Exchange and incur significant losses.
Daily Index Correlation Risk— There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) certain Index constituents. The Fund may not have investment exposure to all of the securities in the Index or its weighting of
Summary Prospectus

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also invest directly in or use other investment companies, such as ETFs, as reference assets for derivative instruments which may reduce the Fund’s correlation to the Index’s daily leveraged performance because an investment company’s performance may differ from the index it tracks. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Emerging Markets Risk — Securities of issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries, which may result in significant delays in registering the transfer of securities and may make it more difficult for the Fund to value its holdings.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop. There is also a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested in certain emerging market countries. These investments could be impacted by sustainability risks, in particular those caused by environmental changes related to climate change, social issues (including relating to labor rights) and governance risk (including but not limited to risks around board independence, ownership and control, or audit and tax management). Additionally, disclosures or third-party data coverage associated with sustainability risks is generally less available or transparent in these markets.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole, cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Indian Securities Risk– Although the Fund will not invest directly in Indian securities, it is subject, indirectly to certain risks applicable to investing in Indian securities. India is an emerging market country and exhibits significantly greater market volatility in comparison to developed markets. Political and legal uncertainty, greater government control over the economy, currently fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. Moreover, government actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of securities that trade on Indian exchanges. The securities markets in India are comparatively underdeveloped and stockbrokers and other intermediaries may not perform as
Summary Prospectus

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

well as their counterparts in the U.S. or other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the ability of funds or counterparties to acquire or dispose of securities at the desired price or time
Securities of companies located in India face potential legal, regulatory, political, and economic risks. Political and legal uncertainty, ongoing religious and border disputes within its territory and between India and its neighboring countries, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Indian securities markets are characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility, greater delays and possibility of disruptions in settlement transactions, and less liquidity. Investments in securities of issuers located or operating in India also may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India. All of these reasons may also cause the underlying fund that the Fund utilizes to meet its investment objective to decline in value and result in the underlying fund limiting or suspending the purchase or redemption of its shares, leading to the Fund purchasing or selling its holdings under the underlying fund at a premium or discount or may impact the Fund’s ability to achieves its investment objective.
Taiwan Investing Risk– Taiwan in an emerging country and therefore, Taiwanese securities involve risks including legal, regulatory, political, currency and economic risks. Political and economic developments of Taiwan’s neighbors may have an adverse effect on Taiwan’s economy. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions, which may materially affect the Taiwanese economy and its securities market.
South Korean Securities Risk - Investment in, and/or exposure to, securities of South Korean issuers involves risks that may be greater than if the Fund’s investments were more geographically diverse. South Korea’s economy is heavily dependent on trading with key partners. Any increases or decreases in the volume of this trading, changes in taxes or tariffs, or variance in political relationships between nations may impact the South Korean economy. Specifically, economic or political developments with respect to South Korea’s neighboring nations may influence the performance of any investments made within South Korea. Substantial political tensions exist between North Korea and South Korea. Escalated tensions between the two nations and the outbreak of hostilities between the two nations or even the threat of such hostilities could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been declining due to a rapidly aging population and structural problems, among other factors, but could reverse at any time. All of these reasons may also cause the underlying fund that the Fund utilizes to meet its investment objective to decline in value and result in the underlying fund limiting or suspending the purchase or redemption of its shares, leading to the Fund purchasing or selling its holdings under the underlying fund at a premium or discount or may impact the Fund’s ability to achieves its investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective, the Fund’s performance will likely be adversely affected. To the extent that the Fund obtains exposure to an underlying fund, by entering into a derivative contract whose reference asset is the underlying fund, the Fund will not be a shareholder of the underlying fund but will still be exposed to the risk that it may fail to achieve its investment objective and adversely impact the Fund. In addition, to the extent that the Fund invests in an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure, including any risks associated with representative sampling (see “Special Risks of Exchange-Traded Funds”). For example, shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend sales of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund’s performance.
Passive Investment Risk — The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. The current high interest rate and high inflation environment may also have a significant impact on the Fund’s ability to achieve its investment objective. Interest rates and inflation rates may change frequently and drastically as a result of
Summary Prospectus

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

various factors and the Fund’s investments may not keep pace with these changes.
The Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on the Fund, its investments, and the Fund’s ability to achieve its investment objective.
Small- and/or Mid-Capitalization Company Risk —
Small- and mid-capitalization companies often have narrower markets for their goods and/or services, less stable earnings, and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of such securities resulting in more volatile performance. These companies may face greater risk of business failure.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Additionally, the Fund may be impacted by a limitation on foreign ownership of securities, the imposition of withholding or other taxes, restrictions on the repatriation of cash or other assets, higher transaction and custody costs, delays in the settlement of securities, difficulties in enforcing contractual obligations and lower levels of regulation in the securities markets.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Index Strategy Risk —The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund (the “Index Provider”) that exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. The Fund's daily performance may deviate from a multiple of the daily return of the Index due to legal restrictions or limitations imposed by governments of certain countries, certain listing standards of the Fund's Exchange, a lack of liquidity on stock exchanges where securities trade, potential adverse tax consequences or other regulatory reasons (diversification requirements). The securities that comprise the Index are valued at the securities' closing prices on local foreign markets. The Fund or the ETF it utilizes to obtain exposure to the Index may fair value the Index's securities, which may adversely impact the Fund's ability to achieve its leveraged investment objective. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund. To the extent that the Index value increases
Summary Prospectus

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

or decreases significantly, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price changes of the securities of the Index and may impact the ability of the Fund to achieve its investment objective.
In certain cases, the market for certain securities held by the Fund may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have difficulty transacting in it and/or in correlated investments, such as swap contracts. Further, the Fund's transactions could exacerbate illiquidity and volatility in the price of the securities and correlated derivative instruments.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities or financial instruments, including the shares of the Fund. Under such circumstances, the ability to buy or sell certain portfolio securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell investments for its portfolio, may disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling shares of the Fund. In addition, the Fund may be unable to accurately price its investments, may fail to achieve performance that is correlated with the Index and may incur substantial losses. If there is a significant intra-day market event and/or the securities of the Index experience a significant increase or decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of a Fund’s Shares on such exchanges as NYSE Arca, could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage costs related to buying and selling securities to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund was to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and was ineligible to or was not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may
Summary Prospectus

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings and on the supply and demand for Shares. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling shares of the Fund in the secondary market, you will likely incur brokerage commission or other charges. In addition, you may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.
Exchange Trading Risk. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, such as extraordinary market volatility. Also, there is no assurance that Shares will continue to meet the listing requirements of the exchange and Shares may be delisted. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.
Summary Prospectus

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares
Summary ProspectusSEC File Number: 811-22201